                                                                  EXHIBIT 10.4.3

                   SECOND AMENDMENT TO MASTER LEASE AGREEMENT

      THIS SECOND AMENDMENT TO MASTER LEASE AGREEMENT (this "AMENDMENT") is made and entered into this 30th day of March, 2004, by and between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD") and BLC ADRIAN-GC, LLC, BLC ALBUQUERQUE-GC, LLC, BLC DAYTON-GC, LLC, BLC FORT MYERS-GC, LLC, BLC BRISTOL-GC, LLC and BLC TAVARES-GC, LLC (collectively, "EXISTING TENANT"), and BLC LAS VEGAS-GC, LLC, BLC LUBBOCK-GC, L.P. and BLC OVERLAND PARK-GC, LLC (collectively, "ADDED TENANT"; from and after the date hereof, together with Existing Tenant, "TENANT").

                                    RECITALS

      WHEREAS, Existing Tenant and Landlord are parties to that certain Master Lease Agreement dated as of January 28, 2004, as amended by that certain First Amendment to Master Lease dated as of February 20, 2004 (as so amended the "ORIGINAL LEASE");

      WHEREAS, as of the date hereof Landlord is acquiring those certain properties commonly known as Grand Court Las Vegas, Grand Court Lubbock and Grand Court Overland Park, each legally described on Exhibit "A-7", Exhibit "A-8" and Exhibit "A-9," respectively, hereto;

      WHEREAS, in accordance with Section 45 of the Lease, Landlord desires to add Grand Court Las Vegas, Grand Court Lubbock and Grand Court Overland Park as Additional Properties to the Lease;

      WHEREAS, Added Tenant is joining in this Amendment for the purpose of joining the Original Lease as Tenant and becoming subject to the terms of the Original Lease, as amended by this Amendment (the Original Lease as so amended, the "LEASE")

      WHEREAS, initially capitalized terms used but not defined herein shall the meaning ascribed to such term in the Lease; and

      WHEREAS, the parties desire to amend the Original Lease on the terms hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto, intending to be legally bound, agree to incorporate the foregoing recitals as if the same were more particularly set forth in the body of this Amendment and further agree as follows:

      1. JOINDER. Added Tenant hereby joins the Lease as a Tenant and agrees to be bound thereby and each Existing Tenant hereby consents and agrees to such joinder.

      2. RENTAL PAYMENT PRORATION. On the date hereof, Tenant shall pay Fixed Rent and Additional Rent for the Additional Properties prorated from the date hereof up to and including March 31, 2004.

      3. INCREASE TO SECURITY AMOUNT, DEFERRED MAINTENANCE DEPOSIT, AND ESCROWS. On the date hereof, Tenant shall pay such amounts as are necessary pursuant to
Section 3.3 (Escrow Deposits), Section 3.4 (Security Deposit), and Section 3.5 (Deferred Maintenance Deposit) such that Tenant is in compliance with the aforementioned Sections of the Lease.

      4. AMENDMENTS.

            4.1. Section 1.1.1 is hereby amended by replacing "A-6" with "A-9" where it appears in such Section.

            4.2. Effective as of April 1, 2004, Section 3.1.1 is hereby amended by deleting the words "Four Million Two Hundred Sixty Two Thousand Four Hundred Twenty-Eight and No/100 Dollars per annum ($4,262,428) payable in equal monthly installments of Three Hundred Fifty Five Thousand Two Hundred Two and 34/100 Dollars ($355,202.34)" and inserting the words "Seven Million Three Hundred Eighty Thousand Two Hundred Thirty Two and No/100 Dollars per annum ($7,380,232.00) payable in equal monthly installments of Six Hundred Fifteen Thousand Nineteen and 33/100 Dollars ($615,019.33)."

            4.3. Schedule 1 is deleted in its entirety and replaced with
Schedule 1 attached hereto.

            4.4. Schedule 2 is deleted in its entirety and replaced with
Schedule 2 attached hereto.

            4.5. Schedule 3.5 is deleted in its entirety and replaced with
Schedule 3.5 attached hereto.

            4.6. Schedule 7.3 is deleted in its entirety and replaced with
Schedule 7.3 attached hereto.

            4.7. Schedule 8.2.7 is deleted in its entirety and replaced with
Schedule 8.2.7 attached hereto.

            4.8. Exhibit "A" is deleted in its entirety and replaced with Exhibit "A" attached hereto.

            4.9. Exhibit "A-7," Exhibit "A-8" and Exhibit "A-9" attached hereto are hereby added to the Lease after Exhibit "A-6."

            4.10. The definition of Fixed Rent on Exhibit "B" is hereby amended by deleting the words "Four Million Two Hundred Sixty Two Thousand Four Hundred Twenty-Eight and No/100 Dollars per annum ($4,262,428.00)" and inserting the words "Seven Million Three Hundred Eighty Thousand Two Hundred Thirty Two and No/100 Dollars per annum ($7,380,232.00)").

            4.11. Exhibit "F" is deleted in its entirety and replaced with Exhibit "F" attached hereto.

      5. REPRESENTATIONS AND WARRANTIES OF TENANTS. Without limiting in any way any representation or warranty in the Lease or any document executed in connection therewith (collectively, the "LEASE DOCUMENTS"), each Tenant represents and warrants that as of the date hereof:

            5.1. ORGANIZATION AND GOOD STANDING. Each Tenant is duly organized, validly existing and in good standing under the laws of the State of its organization. Each Tenant is qualified to do business in and is in good standing under the laws of the State in which the Facility leased by such Tenant is located. Each Tenant has delivered true and complete copies of the documents, certificates and agreements pursuant to which such Tenant is organized to do business.

            5.2. POWER OF AUTHORITY. Each Tenant has the power and authority to execute, deliver and perform this Amendment and to make itself jointly and severally liable for the obligations of each other Tenant. Each Tenant has taken all requisite action necessary to authorize the execution, delivery and performance of such Tenant's obligations under this Amendment.

            5.3. CONSENTS. The execution, delivery and performance of this Amendment will not require any consent, approval, authorization, order, or declaration of, or any filing or registration with, any court, any Governmental Authority, or any other Person.

            5.4. NO VIOLATION. The execution, delivery and performance of this Amendment (i) do not and will not conflict with, and do not and will not result in a breach of, any Tenant Org Docs; and (ii) do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Tenant or any of the Facilities.

            5.5. FULL AND ACCURATE DISCLOSURE. No statement of fact made by or on behalf of Tenant in this Amendment or in any other document or certificate delivered to Landlord by Tenant contains any untrue statement of a material fact or omits to state any material fact necessary to makes statements contained herein or therein not misleading, including, without limitation, all of the financial information delivered by any Tenant or Affiliate of Tenant prior or simultaneous to the execution of this Amendment, all of which Tenant hereby acknowledges were relied upon by Landlord in executing this Amendment. There is no fact presently known to Tenant which has not been disclosed to Landlord which has a Material Adverse Effect, nor as far as Tenant can foresee, might have a Material Adverse Effect.

            5.6. ENFORCEABILITY. This Amendment constitutes a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and general principles of equity.

            5.7. NO DEFAULTS. To Tenant's actual knowledge, no Event of Default or monetary default under the Lease or under any of the other Lease Documents has occurred or with the passage of time, giving of notice or both will exist.

            5.8. NO OFFSETS OR DEFENSES. Through the date of this Amendment, and to Tenant's knowledge, Tenant neither has, nor claims any offset, defense, claim, right of set-off or counterclaim against Landlord under, arising out of or in connection with this Amendment, the Lease or any of the other Lease Documents. In addition, Tenant covenants and agrees with Landlord that if any offset, defense, claim, right of set-off or counterclaim exists of which Tenant has knowledge as of the date of this Amendment, Tenant hereby irrevocably and expressly waives the right to assert such matter.

            5.9. DAMAGE OR INJURY. Since the date of the Original Lease, no Leased Property has been materially injured or damaged by fire or other Casualty.

            5.10. CHANGE. Since the date of the Original Lease, no material adverse change with respect to any Leased Property or Tenant has occurred.

            5.11. REPRESENTATION AND WARRANTIES IN LEASE AGREEMENT. All of the representations and warranties in Section 10.7 through 10.14, inclusive, in the Original Lease are hereby made by Additional Tenant, and all of the representations and warranties in Article 10 of the Original Lease are hereby re-made by each Existing Tenant, and are true and correct as of the date hereof.

      6. TRANSACTIONS COSTS. Each Tenant agrees to pay on the date hereof all costs and expenses incurred by Landlord in connection with this Amendment, including, without limitation, all reasonable legal fees of Landlord's counsel and travel costs. Each Tenant shall pay its respective costs and expenses incurred in connection with this Amendment.

      7. PURCHASE OPTION AMENDMENT. The first sentence of Section 44 of the Original Lease is hereby deleted in its entirety and replaced with the following sentence:

      Provided (x) no Event of Default exists, and is continuing hereunder or under the Other Leases at the time Tenant exercises the Option or at the closing of the sale of the Leased Property to Tenant and the closing of the sale of the Other Leased Property to Tenant or an Affiliate of Tenant, and (y) Tenant and each Other Tenant exercises the option under each of the Other Leases (the "OTHER PURCHASE OPTIONS") at the time Tenant exercises the Option hereunder, and (z) Tenant and each Other Tenant under the Other Leases closes the sale of the Other Leased Property (the "OTHER OPTION CLOSING") concurrently with the closing of the Leased Property, Tenant shall have the option (the "OPTION") to purchase all (but not less than all) of the Leased Property during the tenth (10th) Lease Year at the greater of (i) the Minimum Option Purchase Price or (ii) Fair Market Value (the "OPTION PURCHASE PRICE"); further provided, however, that for purposes of the foregoing proviso, subject to the immediately succeeding sentence, the Other Properties shall not include any Other Property with respect to which the Landlord under this Lease or an Affiliate of Landlord is not the landlord at the time Tenant exercises the Option. To the extent that any direct or indirect action or inaction of Tenant caused Landlord, or an Affiliate of Landlord, to no longer be the landlord of such Other Property, then the exercise of the Option by Tenant shall be effective if and only if Tenant, or an Affiliate of Tenant, fully compensated Landlord, or an Affiliate of Landlord, as applicable, for all damages (including without limitation any Existing Debt related to such Other Property that has become recourse to Landlord or an Affiliate of Landlord to the extent paid by Landlord or such Affiliate ), costs, expenses (including without limitation reasonable attorney's fees) and other losses whatsoever sustained by Landlord, or an Affiliate of Landlord, as applicable, in connection therewith, including without limitation the Minimum Option Purchase Price for such Other Property, as defined in such Other Lease, less the principal amount of any Existing Debt on such Other Property that has been forgiven by the applicable Lender or for which the applicable Lender has received payment through foreclosure or other similar proceedings.

      8. MODIFICATIONS. This Amendment may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

      9. SEVERABILITY. In case any provision of this Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      10. SUCCESSORS AND ASSIGNS. This Amendment applies to, inures to the benefit of, and binds all parties hereof, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

      11. GOVERNING LAW. This Amendment was negotiated in the State of Illinois, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. In all respects, the law of the State of Illinois shall govern the validity of and enforceability of the obligations of the parties set forth herein, but all provisions hereof relating to the creation of the leasehold estate and remedies set forth in the Lease shall be governed by the laws of the State in which each applicable Leased Property that is the subject of dispute is located.

      12. FULL FORCE AND EFFECT. The Lease Documents remain in full force and effect. None of the representations, warranties or covenants contained herein shall limit in any way any representation, warranty or covenant contained in any Lease Document. This Amendment shall constitute a "Lease Document" as defined herein.

      13. AMENDMENT CONTROLLING. This Amendment is considered by the parties to the Lease to be an integral part of such Lease. If there is any conflict between the terms of the Lease and this Amendment, the terms of this Amendment shall control. Except as expressly amended herein, all other terms, agreements, and conditions of the Lease shall remain unmodified and in full force and effect.

      14. COUNTERPARTS/FAX SIGNATURES. This Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one in the same agreement. Confirmation of the execution of this Amendment by telex or by telecopy or telefax of a facsimile page(s) executed by the parties shall be binding upon the parties hereto.

                           [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, the parties have caused this Third Amendment to Master Lease Agreement to be executed as of the date first above written.

                                 LANDLORD:

Witness:                         VENTAS REALTY, LIMITED PARTNERSHIP,
                                 a Delaware limited partnership

Name: /s/ Barbara F. Thompson        By: Ventas, Inc., a Delaware corporation
      -----------------------

Name: /s/ Dana J. Baker           By: /s/ T. Richard Riney
      -----------------------         ---------------------------------------
                                     Name:  T. Richard Riney
                                     Title: Executive Vice President and
                                            General Counsel

                                 TENANT:

Witness:                         BLC ADRIAN-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      -----------------------
                                     By: /s/ R. Stanley Young
                                         ---------------------------------------
                                     Name: R. Stanley Young
Name: /s/ Michael Feinstein          Its:  Vice President
      -----------------------

Witness:                         BLC ALBUQUERQUE-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      -----------------------

Name: /s/ Eirik O. Olsen             By: /s/ R. Stanley Young
      -----------------------            ---------------------------------------
                                     Name: R. Stanley Young
                                     Its:  Vice President

Witness:                         BLC BRISTOL-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      ---------------------

Name: /s/ Michael Feinstein      By: /s/ R. Stanley Young
      ---------------------          ---------------------------------------
                                 Name: R. Stanley Young
                                 Its:  Vice President

Witness:                         BLC DAYTON-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      ---------------------

Name: /s/ Michael Feinstein      By: /s/ R. Stanley Young
      ---------------------          ---------------------------------------
                                 Name: R. Stanley Young
                                 Its:  Vice President

Witness:                         BLC FORT MYERS-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      ---------------------

Name: /s/ Michael Feinstein      By: /s/ R. Stanley Young
      ---------------------          ---------------------------------------
                                 Name: R. Stanley Young
                                 Its:  Vice President

Witness:                         BLC TAVARES-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      ---------------------

Name: /s/ Michael Feinstein      By: /s/ R. Stanley Young
      ---------------------          ---------------------------------------
                                 Name: R. Stanley Young
                                 Its:  Vice President

Witness:                         BLC LAS VEGAS-GC, LLC
                                 a Delaware limited liability company

Name: /s/ Illegible
      ---------------------
                                     By: /s/ R. Stanley Young
                                         ---------------------------------------
Name: /s/ Illegible                  Name: R. Stanley Young
      ---------------------          Its:  Vice President

Witness: BLC LUBBOCK-GC, L.P., a Delaware limited partnership,

Name: /s/ Illegible
      ---------------------
                                 BY: BLC LUBBOCK-GC, LLC, a Delaware limited
                                 liability company

Name: /s/ Illegible
      ---------------------
                                 By: /s/ R. Stanley Young
                                     ---------------------------------
                                 Name: R. Stanley Young
                                 Its:  Vice President

Witness:                         BLC OVERLAND PARK-GC, LLC
                                 a Delaware limited liability company

Name: /s/ Illegible
      ---------------------
                                 By: /s/ R. Stanley Young
                                     ---------------------------------
Name: /s/ Illegible              Name: R. Stanley Young
      ---------------------      Its:  Vice President

GUARANTOR HEREBY AGREES AND CONSENTS TO THIS SECOND AMENDMENT TO MASTER LEASE
AGREEMENT:

                                  GUARANTOR:

                                 BROOKDALE LIVING COMMUNITIES, INC.,
                                 a Delaware corporation

Witness:

                                 By: /s/ R. Stanley Young
                                     -------------------------------------------
Name: /s/ Illegible                  Name: R. Stanley Young
      ____________________           Title: Executive Vice-President, Chief
                                     Financial Officer and Treasurer
Name: /s/ Illegible
      ____________________

State of Illinois  )
                   )  ss:
County of Cook     )

      On this 29 day of March, 2004, before me personally appeared R Stanley Young, to me known to be the Vice-President of BLC Adrian-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

        /s/ Cheryl Miller
___________________________________
Notary Public in and for the State
of Illinois residing at
___________________________________

My Commission Expires:   5/31/06

State of Illinois )
                  )   ss:
County of Cook    )

      On this 29 day of March, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Albuquerque-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

       /s/ Cheryl Miller
___________________________________
Notary Public in and for the State
of Illinois residing at
___________________________________

My Commission Expires:   5/31/06

State of Illinois )
                  )  ss:
County of Cook    )

      On this 29 day of March, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Dayton-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

      /s/ Cheryl Miller
___________________________________
Notary Public in and for the State
of Illinois residing at
___________________________________

My Commission Expires:   5/31/06

State of Illinois )
                  )  ss:
County of Cook    )

      On this 29 day of March, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Fort Meyers-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

       /s/ Cheryl Miller
___________________________________
Notary Public in and for the State
of Illinois residing at
___________________________________

My Commission Expires:   5/31/06

State of Illinois )
                  )  ss:
County of Cook    )

      On this 29 day of March, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Tavares-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of Illinois residing at
___________________________________

My Commission Expires: 5/31/06

State of Illinois )
                  )  ss:
County of Cook    )
          --------

      On this 29 day of March, 2004, before me personally appeared R. Stanley
              --
Young, to me known to be the Vice-President of BLC Bristol-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of Illinois residing at
   --------
___________________________________

My Commission Expires: 5/31/06

State of Illinois )
                  )  ss:
County of Cook    )
         ---------

      On this 29 day of March, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Las Vegas-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of Illinois residing at

-----------------------------------

My Commission Expires: 5/31/06

State of Illinois )
                  )  ss:
County of Cook    )

      On this 29 day of March, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Lubbock-GC, LLC, a Delaware limited liability company, the general partner of BLC Lubbock-GC, L.P., a Delaware limited partnership, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of Illinois residing at
___________________________________

My Commission Expires: 5/31/06

State of Illinois )
                  )  ss:
County of Cook    )

      On this 29 day of March, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Overland Park, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
___________________________________
Notary Public in and for the State
of Illinois residing at
___________________________________

My Commission Expires 5/31/06

State of Illinois )
                  )  ss:
County of Cook    )

      On this 29 day of March, 2004, before me personally appeared R. Stanley Young, to me known to be the Executive Vice-President, Chief Financial Officer and Treasurer of BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

 /s/ Cheryl Miller
___________________________________
Notary Public in and for the State
of Illinois residing at

___________________________________

My Commission Expires: 5/31/06

State of Kentucky  )
                   )  ss:
County of Jefferson)

      On this 29 day of March, 2004, before me personally appeared T. Richard Riney, to me known to be the Executive Vice President and General Counsel of Ventas, Inc., the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

 /s/ Kimberly S. Tobin
___________________________________
Notary Public in and for the State
of Kentucky residing at
Louisville, Kentucky
-----------------------------------

My Commission Expires: 11/26/06

                                   SCHEDULE 1

     FACILITY, TENANT, PRIMARY INTENDED USE, IL UNITS, AL UNITS, TOTAL UNITS

                                                                                 AL       TOTAL
  FACILITY          TENANT            PRIMARY INTENDED USE         IL UNITS     UNITS     UNITS
-------------     -----------     ----------------------------     --------     -----     -----
ADRIAN            BLC Adrian-     Assisted living facility and         51         52       103
                  GC, LLC         senior independent living
                                  facility.

ALBUQUERQUE       BLC             Assisted living facility and        140         60       200
                  Albuquerque     senior independent living
                  -GC, LLC        facility.

BRISTOL           BLC Bristol-    Assisted living facility and         54         44       98
                  GC, LLC         senior independent living
                                  facility.

DAYTON            BLC Dayton-     Assisted living facility and        130         55       185
                  GC, LLC         senior independent living
                                  facility.

FT. MYERS         BLC Fort        Senior independent living           185          0       185
                  Myers-GC,       facility.
                  LLC

LAS VEGAS         BLC Las         Assisted living facility and        102         50       152
                  Vegas-GC,       senior independent living
                  LLC             facility.

LUBBOCK           BLC             Senior independent living           138          0       138
                  Lubbock-        facility
                  GC, LLC

OVERLAND PARK     BLC             Senior independent living           276          0       276
                  Overland        facility
                  Park-GC,
                  LLC

TAVARES           BLC             Assisted living facility and         59         35        94
                  Tavares-GC,     senior independent living
                  LLC             facility.

                                   Schedule 1

                                   SCHEDULE 2

        INITIAL ALLOCATED RENT AND INITIAL MINIMUM OPTION PURCHASE PRICE

                             INITIAL ANNUAL ALLOCATED     INITIAL MINIMUM OPTION
      FACILITY                        RENT                    PURCHASE PRICE
-----------------------      ------------------------     ----------------------
Adrian, Michigan                 $    544,388.00             $  5,885,000.00
Albuquerque, New Mexico          $  1,076,267.00             $ 11,635,000.00
Bristol, Virginia                $    610,558.00             $  6,601,000.00
Dayton, Ohio                     $    333,306.00             $  3,603,000.00
Ft. Myers, Florida               $  1,316,361.00             $ 14,231,000.00
Las Vegas                        $    224,792.00             $  2,430,000.00
Lubbock                          $    667,113.00             $  7,212,000.00
Overland Park                    $  2,225,899.00             $ 24,064,000.00
Tavares, Florida                 $    381,548.00             $  4,125,000.00
                                 ---------------             ---------------
     TOTALS                      $  7,380,232.00             $ 79,786,000.00
                                 ===============             ===============

                                   Schedule 2

                                  SCHEDULE 3.5

                              CAPITAL REPAIR ITEMS

               CAPITAL REPAIR ITEMS                               ALLOWANCE AMOUNT
               --------------------                               ----------------
ADRIAN, MICHIGAN
1.   None                                                    1.    $        0

ALBUQUERQUE, NEW MEXICO
1.   Heat pump replacements and cooling tower                1.    $11,000.00
     upgrades
2.   Replacement of some kitchen appliances                  2.    $13,125.00

                                                                      TOTAL:  $24,125.00

BRISTOL, VIRGINIA
1.   Roof leaks reported and needing repaired                1.    $ 6,250.00

DAYTON, OHIO
1.   Repair asphalt and concrete, reseal asphalt             1.    $14,843.75
2.   Replace original portion of roof over next 2 years      2.    $46,378.75
3.   Replace common area FF&E                                3.    $ 9,375.00
4.   Reattach meters and switch gear                         4.    $ 1,250.00


                                                                      TOTAL:  $71,847.50

FT. MYERS, FLORIDA
1.   Replace roof and roof membranes due to roof leaks       1.    $50,000.00
     over a period of years

LAS VEGAS, NEVADA
1.   Replace roof in kitchen due to leaks                    1.    $ 8,750.00
2.   Repair and seal cracks on concrete topping of the       2.    $ 3,125.00
balcony docks to prevent moisture reaching plywood
sheathing

                                                                      TOTAL:  $11,875.00

LUBBOCK, TEXAS
1.   Non                                                     1.    $        0

                                  Schedule 3.5

               CAPITAL REPAIR ITEMS                               ALLOWANCE AMOUNT
               --------------------                               ----------------
OVERLAND PARK, KANSAS
1.   Isolated portion of concrete block at porte cohere is   1.    $  1,250.00
damaged.  Damaged areas must be replaced
2.   Various balcony decks are separating from the lower     2.    $ 93,750.00
bearing walls exterior
                                                                      TOTAL:  $95,000.00

TAVARES, FLORIDA
1.   None                                                    1.    $         0

                                    TOTAL                          $259,097.50

                                  Schedule 3.5

                                  SCHEDULE 7.3

                            AUTHORIZATION COLLATERAL

1. License issued by Michigan Family Independence Agency, Office of Children & Adult Licensing for a home for the aged, capacity 66, to BLC Adrian-GC, LLC

2. License issued by Ohio Department of Health for Residential Care Facility, capacity 83, to BLC-Dayton-GC, LLC

3. License issued by New Mexico Department of Health for Adult Residential Shelter Care Home, capacity 100, to BLC Albuquerque-GC, LLC

4. License issued by Virginia Department of Social Services for an Assisted Living Facility, capacity 125, to BLC Bristol-GC, LLC

5. License issued by the Florida Agency for Health Care Administration for an Assisted Living Facility, capacity 65, to BLC Tavares - GC, LLC

6. License issued by the Nevada Department of Human Services, Health Division, Bureau of Licensing and Certification for a Residential Facility for Elderly or Disabled Persons, Category 1, Capacity 50, to BLC Las Vegas-GC, LLC

                                  Schedule 7.3

                                 SCHEDULE 8.2.7

           NONCOMPLIANCE WITH CERTAIN LEGAL AND INSURANCE REQUIREMENTS

                                      NONE

                                 Schedule 8.2.7

                                    EXHIBIT A

                            LEASED PROPERTY ADDRESSES

PROPERTY NAME:             PROPERTY ADDRESS
The Grand Court            1200 Corporate Drive, Adrian (Lenawee County), Michigan
Adrian

The Grand Court            300 Valencia Drive SE, Albuquerque (Bernalillo County), New Mexico
Albuquerque

The Grand Court            One Liberty Place, Bristol (Washington County), Virginia
Bristol

The Grand Court            280 Walden Way, Dayton (Montgomery and Greene Counties), Ohio
Dayton

The Grand Court Fort       8351 College Parkway, Fort Myers (Lee County), Florida
Myers

The Grand Court Las        6650 W. Flamingo Road, Las Vegas (Clark County), Nevada
Vegas

The Grand Court            4601 71st Street, Lubbock (Lubbock County), Texas
Lubbock

The Grand Court            6101 W. 119th Street, Overland Park (Johnson County), Kansas
Overland Park

The Grand Court            1211 Caroline Street East, Tavares (Lake County), Florida
Tavares

                                    Exhibit A

                                   EXHIBIT A-7

                          LEGAL DESCRIPTION (LAS VEGAS)

That portion of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of Section 14, Township 21 South, Range 60 East, M.D.B. & M., more particularly described as follows:

Lot Two (2) of Parcel Map File 50, page 26, recorded July 30, 1986, in Clark County Records, Nevada, being the same tract described as follows:

COMMENCING at the Southeast corner of the Southwest Quarter (SW1/4) of said
Section 14;

THENCE South 89 degrees 43'30" West along the South line thereof a distance of
667.31 feet;

THENCE North 00 degrees 26'50" West a distance of 245.00 feet to the TRUE POINT OF BEGINNING;

THENCE South 89 degrees 43'50" West a distance of 282.00 feet;

THENCE South 00 degrees 26'50" East a distance of 164.00 feet to a point on the Northerly right of way line of Flamingo Road;

THENCE South 89 degrees 43'30" West along said Northerly right of way line a distance of 71.31 feet;

THENCE North 00 degrees 26'50" West a distance of 164.00 feet;

THENCE South 89 degrees 43'30" West a distance of 283.99 feet to a point on the Easterly right of way line of Redwood Street (60.00 feet wide);

THENCE North 00 degrees 26'43" West along said Easterly right of way line a distance of 432.84 feet;

THENCE North 89 degrees 53'36" East a distance of 607.30 feet to a point on the Westerly right of way line of Sorrel Street (60.00 feet wide);

THENCE South 00 degrees 26'50" East along said Westerly right of way line a distance of 0.36 feet to a point on a tangent curve concave to the Northeast having a radius of 60.00 feet;

THENCE Southeasterly along the arc of said curve through a central angle of 60 degrees 00'02" an arc length of 62.83 feet;

THENCE South 00 degrees 26'50" East a distance of 372.82 feet to the TRUE POINT OF BEGINNING.

(As previously contained in document recorded October 12, 1994 in Book 941012 as Document No. 00539.)

                                   Exhibit A-8

                                   EXHIBIT A-8

                           LEGAL DESCRIPTION (LUBBOCK)

Lot 2, Block 8, of Furr-Wolf, an Addition to the City of Lubbock, Lubbock County, Texas, according to the map, plat and/or dedication deed thereof recorded in Volume 1888, Page 15, of the Deed Records of Lubbock County, Texas.

                                   Exhibit A-8

                                   EXHIBIT A-9

                        LEGAL DESCRIPTION (OVERLAND PARK)

TRACT 1:

All of LOT 1, THE COUNTRY CLUB, a subdivision in the City of Overland Park, Johnson County, Kansas, according to the recorded plat thereof filed in Plat Book 67 at Page 8, except that part described as follows:

A tract of land in the Northeast One-Quarter of Section 20, Township 13 South, Range 25 East also being part of Lot 1 as platted in the Country Club, a subdivision of land in the City of Overland Park, Johnson County, Kansas and being more particularly described as follows:

Beginning at the Southwest corner of said Lot 1; thence North 87 degrees 56 minutes 43 seconds East along the South line of said Lot 1 a distance of 543.36 feet to a point; thence North 12 degrees 03 minutes 17 seconds West a distance of 405.60 feet to a point; thence South 77 degrees 56 minutes 43 seconds West a distance of 405.55 feet to a point in the West line of said Lot 1; thence South 11 degrees 01 minutes 24 seconds West along the West line of said Lot 1 a distance of 273.53 feet to a point of curvature; thence along a curve to the left having a radius of 720.00 feet, a central angle of 05 degrees 04 minutes 01 seconds and a length of 63.67 feet to the point of beginning.

The land conveyed herein being ALSO DESCRIBED as follows:

A tract of land in the Northeast One-Quarter of Section 20, Township 13 South, Range 25 East also being part of Lot 1 as platted in THE COUNTRY CLUB, a subdivision of land in the City of Overland Park, Johnson County, Kansas, according to the recorded plat thereof filed in Plat Book 67 at Page 8, and being more particularly described as follows: Commencing at the Southwest corner of said Lot 1; thence North 87 degrees 56 minutes 43 seconds East along the South line of said Lot 1, a distance of 543.36 feet to the point of beginning; thence continuing North 87 degrees 56 minutes 43 seconds East along the South line of said Lot 1, a distance of 825.22 feet to a point, said point being the Southeast corner of Lot 1; thence North 01 degree 54 minutes 45 seconds West along the East line of said Lot 1, a distance of 800.00 feet to a point, said point being the Northeast corner of said Lot 1; thence South 87 degrees 56 minutes 43 seconds West along the North line of said Lot 1, a distance of 1237.84 feet to a point, said point being the Northwest corner of said Lot 1; thence South 01 degree 54 minutes 57 seconds East along the West line of said Lot 1, a distance of 86.36 feet to a point of curvature; thence Southwesterly on a curve to the right along the West line of said Lot 1, having a radius of 1165.00 feet, a central angle of 12 degrees 56 minutes 21 seconds and a length of 263.09 feet to a point; thence South 11 degree 01 minutes 24 seconds West along the West line of said Lot 1, a distance of 127.13 feet to a point; thence North 77 degrees 56 minutes 43 seconds East, a distance of 405.55 feet to a point; thence South 12 degrees 03 minutes 17 seconds East, a distance of 405.60 feet to the point of beginning.

                                   Exhibit A-9

TRACT 2:

Perpetual non-exclusive easement for access and right-of-way reserved by Grand Court-Overland Park Associates, a Kansas General Partnership, in the Deed recorded July 14, 1998, as Document No. 2857493 in Book 5769 at Page 107, across and over land described as follows:

The South 55.00 feet and the East 40.00 feet of the South 90.00 feet of the following described tract: A tract of land in the Northeast and Northwest One-Quarter of Section 20, Township 13 South, Range 25 East also being part of Lot 1 as platted in THE COUNTRY CLUB, a subdivision of land in the City of Overland Park, Johnson County, Kansas, according to the recorded plat thereof filed in Plat Book 67 at Page 8, and being more particularly described as follows: Beginning at the Southwest corner of said Lot 1; thence North 87 degrees 56 minutes 43 seconds East along the South line of said Lot 1, a distance of 543.36 feet to a point; thence North 12 degrees 03 minutes 17 seconds West, a distance of 405.60 feet to a point; thence South 77 degrees 56 minutes 43 seconds West, a distance of 405.55 feet to a point in the West line of said Lot 1; thence South 11 degrees 01 minutes 24 seconds West along the West line of said Lot 1, a distance of 273.53 feet to a point of curvature; thence along a curve to the left having a radius of 720.00 feet, a central angle of 05 degrees 04 minutes 01 seconds, a chord bearing of South 08 degrees 29 minutes 24 seconds West and a length of 63.67 feet to a point, said point being the point of beginning.

TRACT 3:

Perpetual non-exclusive easement for access and right-of-way reserved by Grand Court-Overland Park Associates, a Kansas General Partnership, in the Deed recorded July 14, 1998, as Document No. 2857493 in Book 5769 at Page 107, across and over land described as follows:

A tract of land in the Northeast One-Quarter of Section 20, Township 13 South, Range 25 East also being part of Lot 1 as platted in THE COUNTRY CLUB, a subdivision of land in the City of Overland Park, Johnson County, Kansas, according to the recorded plat thereof filed in Plat Book 67 at Page 8, and being more particularly described as follows: Commencing at the Southwest corner of said Lot 1; thence North 87 degrees 56 minutes 43 seconds East along the South line of said Lot 1, a distance of 543.36 feet to the point of beginning of a 30 foot wide access easement the centerline described as follows: North 12 degrees 03 minutes 17 seconds West, a distance of 405.60 feet to a point; thence South 77 degrees 56 minutes 43 seconds West, a distance of 330.00 feet to a point of terminus.

                                   Exhibit A-9

                                    EXHIBIT F

                      LIST OF PROPERTY MANAGEMENT CONTRACTS

1. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Adrian-GC, LLC and Brookdale Living Communities-GC, LLC.

2. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Albuquerque-GC, LLC and Brookdale Living Communities-GC, LLC.

3. Exclusive Property Management and Leasing Agreement dated as of February 20, 2004, by and between BLC Bristol-GC, LLC and Brookdale Living Communities-GC, LLC.

4. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Dayton-GC, LLC and Brookdale Living Communities-GC, LLC.

5. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Fort Myers-GC, LLC and Brookdale Living Communities-GC, LLC.

6. Exclusive Property Management and Leasing Agreement dated as of February 20, 2004, by and between BLC Tavares-GC, LLC and Brookdale Living Communities-GC, LLC.

7. Exclusive Property Management and Leasing Agreement dated as of March [30], 2004, by and between BLC Las Vegas-GC, LLC and Brookdale Living Communities-GC, LLC.

8. Exclusive Property Management and Leasing Agreement dated as of March [30], 2004, by and between BLC Lubbock-GC, L.P. and Brookdale Living Communities-GC, LLC.

9. Exclusive Property Management and Leasing Agreement dated as of March [30], 2004, by and between BLC Overland Park, LLC and Brookdale Living Communities-GC, LLC.

                                    Exhibit F